EXHIBIT 10.29

                              AMENDMENT AND WAIVER

     AMENDMENT AND WAIVER, dated as of August 27, 1996 (this "Amendment and Waiver"), to the Credit Agreement, dated as of August 27, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RECOTON CORPORATION, a New York corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H.:

     WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to amend and waive certain provisions of the Credit Agreement, and the Lenders, and the Administrative Agent have agreed to such amendments and waivers upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

     1. DEFINITIONS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

     2. WAIVER OF CERTAIN PROVISIONS IN SECTION 7. (a) ----------------------------------------- Subsection 7.2 of the Credit Agreement
is hereby waived to the extent, and only to the extent, that Borrower is not in compliance therewith as a result of outstanding Indebtedness owed by the Borrower's Subsidiaries incorporated in Germany, provided that (i) in no event shall such Indebtedness equal or exceed 6,500,000 Deutsche Marks at any time and
(ii) such Indebtedness shall be fully eliminated by, and shall not be outstanding after, November 30, 1996.

     (b) Subsection 7.2 of the Credit Agreement is hereby further waived to the extent, and only to the extent, that Borrower was not in compliance therewith as of September 30, 1996 as a result of outstanding Indebtedness owed by the Borrower's Subsidiaries incorporated in Italy, provided that such Indebtedness has been fully eliminated by, and shall not be outstanding after, November 1, 1996.

     3. AMENDMENT OF SECTION 6. Subsection 6.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and inserting in lieu thereof the following new Subsection 6.9:

     "6.9 ADDITIONAL GUARANTORS. With respect to any Person that, subsequent to the Closing Date, becomes a Subsidiary, promptly upon the request of the Administrative Agent: (i) cause such new Subsidiary (other than IJI-FSC and Entel Limited) to become a Guarantor under the Guarantee pursuant to documentation which is in form and substance satisfactory to the Administrative Agent, (ii) cause such new Subsidiary (other than IJI- FSC and Entel Limited) to deliver to the Administrative Agent the certificates and documents relating thereto that are described in subsections 5.1(d), (e) and (f), and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described in clause (i) above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent, provided that (i) with respect to IJI and any other Person (other than IJI-FSC and Entel Limited) that shall become a Subsidiary of the Borrower as a result of the Merger, the documents described in clauses (ii) and
(iii) of this subsection including, without limitation, opinions of local counsel in Germany and Italy, shall be received no later than November 30, 1996;
(ii) no such documents described in this subsection shall be required for Avelco Trading Ltd., a Hong Kong corporation ("Avelco"), on the condition that (x) the aggregate book value of the total assets of Avelco shall not at any time exceed the equivalent of US$2,000,000 and (y) the Borrower shall exercise its best efforts to cause Avelco to be liquidated as soon as practicable after November 12, 1996; and (iii) no such documents described in clauses (ii) and (iii) of this subsection shall be required for IJI (UK) Limited (f/k/a Grandcave Limited), a United Kingdom corporation, ("IJI (IJK)"), so long as the aggregate book value of the total assets of IJI (UK) does not exceed the equivalent of USS1,000,000."

     4. AMENDMENT OF SUBSECTION 7. Subsection 7.2 of the Credit Agreement is hereby amended by adding thereto the following new subsection:

     "; and (h) Indebtedness of the Borrower and any of its Subsidiaries for discounted drafts, provided, that (i) no such discounted draft shall have a maturity of more than 120 days and (ii) the aggregate amount of all such discounted drafts shall not at any time exceed 6,000,000 Deutsche Marks."

     5. LIMITED AMENDMENT AND WAIVER. Except as expressly amended and waived hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof. This Amendment and Waiver shall not be deemed to be a waiver of, or consent to, or a modification or an amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

     6. COSTS AND EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all its reasonable and customary out-of-pocket costs and expenses included in connection with the preparation, negotiation and execution of this Amendment and Waiver, including, without limitation, the reasonable fees and disbursements of its counsel.

     7. COUNTERPARTS. This Amendment and Waiver may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8 GOVERNING LAW. THIS A1VIENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and waiver to be executed and delivered by their respective duly authorized officers.
                                            RECOTON CORPORATION


                                            By:

                                            THE CHASE MANHATTAN BANK,
                                              as Administrative Agent and as a
                                              Lender

                                            By:
                                                     Title:

                                            SUNTRUST BANK, CENTRAL FLORIDA,
                                            NATIONAL ASSOCIATION, as a Lender


                                            By.
                                                     Title:

                                            HARRIS TRUST AND SAVINGS BANK, as a
                                            Lender


                                            By:
                                                     Title:

                                            MARINE MIDLAND BANK, as a Lender


                                            By:
                                                     Title: